Pioneer Solutions -
Growth Fund
Class A (GRAAX)	Class C (GRACX)	Class R (SOGRX)
Class Y (IBGYX)
Summary Prospectus	December 1, 2015

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://us.pioneerinvestments.com/misc/prospectus.jsp. You also can obtain this information at no cost by calling 1-800-225-6292 or by sending an email request to askpioneer@pioneerinvestments.com. The fund’s current prospectus and statement of additional information, dated December 1, 2015, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders dated July 31, 2015 are incorporated by reference into this summary prospectus.
Investment objectives
Long-term capital growth and current income.
Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the “Sales charges” section of the prospectus beginning on page 87 and the “Sales charges” section of the statement of additional information beginning on page 68.

Summary Prospectus
Shareowner fees
(fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum sales charge (load) when you buy shares (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	None[1]	1%	None	None

Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class R	Class Y
Management Fees	0.13%	0.13%	0.13%	0.13%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[2]	0.31%	0.25%	0.46%	0.34%
Acquired Fund Fees and Expenses[3]	0.74%	0.74%	0.74%	0.74%
Total Annual Fund Operating Expenses Plus Acquired Fund Fees and Expenses[3]	1.43%	2.12%	1.83%	1.21%
Less: Fee Waiver and Expense Reimbursement[4]	0.00%	0.00%	-0.19%	0.00%
Net Expenses Plus Acquired Fund Fees and Expenses[4]	1.43%	2.12%	1.64%	1.21%
1	Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%.
2	Other Expense for Class R shares are based on estimated amounts for the current fiscal year.
3	Total annual fund operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include acquired fund fees and expenses.
4	The fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses mean all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce fund expenses to 0.90% of the average daily net assets attributable to Class R shares. This expense limitation is in effect through December 1, 2017. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the fund’s investment adviser and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you redeem your shares				If you do not redeem your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$712	$1,001	$1,312	$2,190	$712	$1,001	$1,312	$2,190
Class C	315	664	1,139	2,452	215	664	1,139	2,452
Class R	167	557	973	2,132	167	557	973	2,132
Class Y	123	384	665	1,466	123	384	665	1,466
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 98% of the average value of its portfolio.
Principal investment strategies
The fund is a “fund of funds.” The fund seeks to achieve its investment objectives by primarily investing in other funds (“underlying funds”). The fund may also invest directly in securities and use derivatives.
The fund allocates its assets among underlying funds with exposure to the broad asset classes of equity, fixed income and short-term (money market) investments. The fund also may invest in underlying funds with exposure to non-traditional - so-called “alternative” - asset classes such as real estate investment trusts (REITs) or commodities, or that use alternative strategies, such as market neutral strategies (strategies that seek to

Summary Prospectus
achieve positive returns while attempting to limit general market exposure) or relative value strategies (strategies that seek to identify securities that are undervalued relative to each other or historical norms).
The fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds. Accordingly, the fund’s exposure to different asset classes and allocations among underlying funds will change from time to time in response to broad economic and market factors, as well as strategic and tactical considerations. There is no maximum or minimum exposure that the fund must have to any asset class. The equity securities to which the fund may have exposure may be of any market capitalization. The fixed income securities to which the fund may have exposure may be of any maturity and of any credit quality, including high yield or “junk” bonds.
The adviser selects investments it believes will perform well over time while maintaining a level of volatility (the variability of returns from one period to the next) corresponding to its risk/return profile, targeting an annualized volatility level for the fund of approximately 10% - 18%. Due to market conditions and other factors, the actual or realized volatility of the fund for any particular period of time may be materially higher or lower than the target level. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk.
The fund invests mainly in funds managed by Pioneer or one of its affiliates. The fund may also invest in securities of unaffiliated mutual funds or exchange-traded funds (ETFs) when the desired economic exposure to a particular asset category or investment strategy is not available through a Pioneer fund.
The investment adviser allocates the fund's investments in the underlying funds based on an evaluation of three components: strategic asset allocation (generally, the weighting of allocations among broad asset classes to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to add value relative to the general strategic allocations) and fund selection. The adviser's analysis in selecting underlying funds includes an assessment of a fund's historical relative and absolute performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. The adviser also analyzes the fund's investment strategies, investment process and portfolio management team.

As part of its overall strategy, the fund may use derivatives, including futures, options, forward foreign currency exchange contracts and swaps. The fund may use derivatives in an effort to limit the effects of volatility or severe market events on the fund, to seek incremental return, and for a variety of other hedging and non-hedging purposes. The fund also may use derivatives strategies designed to isolate sources of return associated with specific investment opportunities that are not correlated to the general market environment. Investment opportunities may relate, for example, to the relative value or credit quality of individual instruments, issuers, industries or sectors, capital or investment structures relating to issuers or sectors, the structure (yield curve) or direction of prevailing interest rates, the movement of global currency exchange rates, and the expected price convergence of different instruments. These strategies often entail two or more simultaneous derivatives positions (one long and one short) structured in an effort to reduce some risks while isolating a potential source of return. The fund may invest in derivative instruments to the full extent permitted by applicable legal and regulatory requirements.
In addition, certain underlying funds may use derivatives.
Investments typically are sold - and derivatives-based strategies unwound - when the adviser's overall assessment of market and economic conditions changes or the assessments of the attributes of specific investments change.
Principal risks of investing in the fund
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives. The fund’s investment performance is directly related to the performance of the underlying funds. The fund is exposed to the following risks through its investments in underlying funds, derivatives and other investments.
Market risk. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These

Summary Prospectus
conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
Risk of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs). subjects the fund to the risks of investing in the underlying securities or assets held by those funds. Each underlying fund pursues its own investment objectives and strategies and may not achieve its objecitves. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, in addition to its own expenses. Underlying funds may themselves invest in other investment companies. The adviser may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by some affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s net asset value. Mutual funds and ETFs that invest in commodities may be subject to regulatory trading limits that could affect the value of their securities.

Portfolio selection risk. The adviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds, securities or other investments within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Equity securities risk. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Interest rates may go up, causing the value of the fund’s investments to decline (this risk generally will be greater for securities with longer maturities or durations). For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal .Interest rates in the U.S. recently have been historically low so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

Summary Prospectus
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Commodity investments risk. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the portfolio to greater volatility than investments in other securities. The value of commodity-linked notes and other commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely and rapidly due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile and less liquid than the underlying commodities, instruments or measures, which may make it difficult for such investments to be sold at a price acceptable to the adviser or to accurately value them. Commodity-related investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments or measures.
Derivatives risk. Using swaps, futures and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the

Summary Prospectus
value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Short position risk. Taking short positions involves leverage of the fund’s assets and presents various risks. If the price of the instrument or market on which the fund has taken a short position increases, then the fund will incur a loss. Because of leverage, taking short positions involves the risk that losses may be exaggerated, potentially more than the actual cost of the investment. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses. Also, there is the risk that a counterparty may fail to perform the terms of the arrangement, causing a loss to the fund.
Liquidity risk. Some securities and derivatives held by the fund may be impossible or difficult to purchase or sell or unwind particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. Liquidity risk may be magnified in a rising interest rate environment.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund's last valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.
Portfolio turnover risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareholders to incur a higher level of taxable income or capital gains.
Cash management risk. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objectives.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if the expenses of underlying funds increase or if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
The fund's past performance
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the MSCI World Index and the Barclays Capital Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the fund’s investment strategies, and a blended benchmark (80% MSCI World Index / 20% Barclays Capital Aggregate Bond Index). You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.
The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.
The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.
Ibbotson Associates, Inc. served as the fund’s sub-adviser until November 14, 2014. Effective November 17, 2014, Pioneer became directly responsible for portfolio management decisions for the fund. The performance shown for all periods reflects the investment strategy in effect for the fund during such periods.

Summary Prospectus
Annual return Class A shares (%)
(Year ended December 31)

For the period covered by the bar chart:
The highest calendar quarterly return was 18.16% (04/01/2009 to 06/30/2009).
The lowest calendar quarterly return was –20.04% (10/01/2008 to 12/31/2008).
At September 30, 2015, the year-to-date return was -4.22%.

No performance information is presented for Class R shares in the table because Class R shares do not have annual returns for at least one calendar year. The returns for Class R shares would differ from those of Class A, Class C and Class Y shares because they have different expenses.
Average annual total return (%)
(for periods ended December 31, 2014)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					8/9/04
Return before taxes	-1.28	7.36	4.48	5.54
Return after taxes on distributions	-2.11	6.76	3.79	4.83
Return after taxes on distributions and sale of shares	-0.19	5.60	3.43	4.32
Class C	3.93	7.90	4.34	5.09	8/9/04
Class Y	4.98	8.70	N/A	5.48	9/26/05
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97	4.45	4.71	4.73	8/9/04
MSCI World Index (reflects no deduction for fees, expenses or taxes)	4.94	10.20	6.03	7.45	8/9/04
Blended Benchmark (80% MSCI World Index / 20% Barclays Capital Aggregate Bond Index) (reflects no deduction for fees, expenses or taxes)	5.15	9.05	5.77	6.91	8/9/04
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown only for Class A shares. After-tax returns for Class A, Class C, Class R and Class Y shares shares will vary.

Summary Prospectus
Management
Investment adviser	Pioneer Investment Management, Inc.
Portfolio management	John O’Toole, Head of Multi-Asset Fund Solutions at Pioneer (portfolio manager of the fund since November 2014); Paul Weber, Head of Fund Research and Manager Selection within the Multi-Asset Fund Solutions team at Pioneer (portfolio manager of the fund since November 2014); and Salvatore Buono, Head of Strategy Alignment and Structured Products within the Multi-Asset Fund Solutions team at Pioneer (portfolio manager of the fund since November 2014)
Purchase and sale of fund shares
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund in writing or by telephone, Pioneer Funds, P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292.
Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. There is no minimum investment amount for Class R shares.
Tax information
The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.

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